UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
OF 1934
Date of Report (Date of earliest event reported): January 14, 2026
MOUNT LOGAN CAPITAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-42813	33-2698952
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

650 Madison Avenue, 3rd Floor New York, New York (Address of principal executive offices)		10022 (Zip Code)
(212) 891-2880
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	MLCI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).
Emerging growth company ☒
If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On January 15, 2026, Mount Logan Capital Inc. (the “Company”) entered into an Underwriting Agreement (the "Underwriting Agreement") with Lucid Capital Markets, LLC as representative of the several underwriters named therein (the “Underwriters”), in connection with the issuance and sale by the Company of $40,000,000 aggregate principal amount of the Company’s 8.00% notes due 2031 (the “ Notes”). The closing of the offering is expected to occur on January 26, 2026, subject to customary closing conditions. Pursuant to the Underwriting Agreement, the COmpany has also granted the Underwriters an option to purchase up to an additional $6,000,000 aggregate principal amount of the Notes within 30 days of January 15, 2026. The Company expects to use the net proceeds from the offering for the repayment of outstanding indebtedness under its credit facility and any remainder for general corporate purposes.
The Notes are expected to be listed on the Nasdaq Global Market within 30 days of January 26, 2026 and to trade under the trading symbol “MLCIL”.
The offer and sale of the Notes was registered pursuant to a registration statement on Form S-1 (File No. 333-292668), which was declared effective by the United States Securities and Exchange Commission on January 15, 2026. The Underwriting Agreement contains customary representations and warranties, agreements and obligations, and the Company also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act").
The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
On January 14, 2026, the Company issued a press release announcing the proposed public underwritten offering of the Notes.
On January 16, 2026, the Company issued a press release announcing the pricing of the offering of the Notes.
Copies of the press releases are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference herein.
The information included in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, by and between Mount Logan Capital Inc. and Lucid Capital Markets, LLC, as representative of the several underwriters named therein
99.1	Press Release dated January 14, 2026
99.2	Press Release dated January 16, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOUNT LOGAN CAPITAL INC.

Date:	January 16, 2026	By:	/s/ Nikita Klassen
		Name:	Nikita Klassen
		Title:	Chief Financial Officer